UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)       February 8, 2006

PROQUEST COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3246	36-3580106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 Eisenhower Parkway, PO Box 1346	48106-1346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code      (734) 761-4700

Not Applicable

(Former name or former address, if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 9, 2005, ProQuest Company (the “Company” or “ProQuest”), issued a press release which announced that the Company will restate certain of its historical financial statements. The press release is attached hereto as Exhibit 99.1.

ITEM 4.02    NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

ProQuest, a publisher of information and education solutions, announced that during a review related to its internal controls assessment required by the Sarbanes-Oxley Act of 2002, the Company discovered material irregularities in its accounting. As a result, the Company intends to restate certain of its previously issued financial statements.

The accounting irregularities that have been identified primarily affect ProQuest’s Information and Learning business unit. While the results for the Voyager Expanded Learning ("Voyager") business have been included in the segment results for the Information and Learning division since the first quarter 2005, the accounting irregularities do not involve Voyager.

Based upon its initial findings, the Company believes that its deferred income and accrued royalty accounts are materially understated in previously issued financial statements. It also believes that its prepaid royalty account is materially overstated. It anticipates that as a result it will be required to recognize amounts of royalty and other expenses as well as reduce a portion of revenues previously reported for its Information and Learning business, the effect of which will materially reduce earnings from continuing operations for many of the affected periods. Based upon its initial findings, the Company believes that the accounting irregularities do not affect the Company’s cash balances, the amounts invoiced to customers, cash receipts from customers, or disbursements to publishers and suppliers.

Upon discovery of the accounting irregularities, the Company discussed these matters with its independent auditor, KPMG LLP. ProQuest has also retained an external accounting firm to assist the Company with its internal review. Until the review is complete, the Company's previously issued financial statements for fiscal years 1999 through 2004, quarterly periods in 2005, and the Company’s guidance for fiscal 2005, should no longer be relied upon. In addition, the Company’s review is ongoing and there can be no assurance additional material irregularities or errors will not be identified.

The decision to restate prior financial statements based on these matters was made on February 8, 2006 by the Audit Committee of the Company after discussion with KPMG LLP.

ProQuest’s Audit Committee has initiated an independent investigation which is being conducted with the assistance of Skadden, Arps, Slate, Meagher & Flom LLP, who was retained solely for this purpose. Skadden, Arps has hired forensic accountants from Chicago Partners LLC to assist it in the investigation. While the Audit Committee believes a restatement will be required, it has not yet determined the time periods involved or the amount of the accounting restatement.

As a result of the expected restatement, the Company believes that it is not in compliance with certain covenants and representations and warranties of its revolving credit agreement and its private-placement debt, including certain financial covenants and representations made with regard to previously issued financial statements. The Company has discussed the initial results of its internal review with its revolving credit agreement lenders and private placement note holders and has begun discussions to obtain interim waivers until its internal review can be completed.

ProQuest will continue to work with its external accounting firm to complete the review and restatement as soon as possible. The Company anticipates that it will delay filing its 2005 10-K as a result of its internal review. The Company is in the process of evaluating whether these accounting irregularities were the result of one or more material weaknesses in its internal control over financial reporting.

Some of the statements contained herein constitute forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets' actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors you should specifically consider include, but are not limited to: the Company’s ability to successfully conclude the review of its financial results, the discovery of additional accounting irregularities, the ability to renegotiate the terms of its revolving credit agreement and senior notes in connection with defaults under such debt due to any potential restatement, the outcome of the Company’s and the Audit Committee’s continuing investigation of the accounting irregularities, increased debt level due to the acquisition of Voyager, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation, decreased library and educational funding/budgets, the ability to successfully integrate the Voyager acquisition, the ability to successfully close and integrate other acquisitions, demand for ProQuest's products and services, success of ongoing product development, maintaining acceptable margins, ability to control costs, the impact of federal, state and local regulatory requirements on ProQuest's business, including K-12 and higher education, and automotive, the impact of competition and the uncertainty of economic conditions in general, the ability to successfully attract and retain customers, sell additional products to existing customers, and win new business due to changes in technology, the ability to maintain a broad customer base to avoid dependence on any one single customer, K-12 enrollment and demographic trends, the level of educational funding, the level of education technology investments, the Company's ability to obtain OEM data access agreements, the Company's ability to obtain financing, global economic conditions, financial market performance, and other risks listed under "Risk Factors" in our regular filings with the Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," "projects," "intends," "prospects," "priorities," or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. We undertake no obligation to update any of these statements.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits
	Exhibit Number	Description
	99.1	Press Release issued February 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROQUEST COMPANY

(Registrant)

DATE February 9, 2006	BY	/s/ Todd Buchardt
Todd Buchardt
Senior Vice President and General Counsel